UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2019
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 9, 2019, David H. Naemura notified Gates Industrial Corporation plc (the “Company”) of his decision to resign from his role as Chief Financial Officer, effective January 31, 2020, to pursue another professional opportunity. Mr. Naemura’s departure is not the result of any disagreement with the Company on any matter.
On December 11, 2019, the Company announced that David M. Wisniewski, the Company’s Chief Accounting Officer, will serve as Chief Financial Officer, effective February 1, 2020, on an interim basis while the Company conducts an executive search for Mr. Naemura’s replacement. Mr. Wisniewski will continue to serve in his current role as Chief Accounting Officer as well. At this time, the Company has not determined whether any changes will be made to Mr. Wisniewski’s current compensation arrangements in connection with his appointment as interim Chief Financial Officer.
Mr. Wisniewski, 51, has served in his current role with the Company since April 9, 2018. Prior to joining the Company, he held the role of Chief Financial Officer, General Motors Global Business Services, starting in August 2015. Prior to that, he held various accounting and financial positions with General Motors Company from October 2009 through July 2015. Before joining General Motors Company, Mr. Wisniewski was a Partner at Ernst & Young LLP.
Item 7.01    Regulation FD Disclosure
On December 11, 2019, the Company issued a press release regarding Mr. Naemura’s resignation and Mr. Wisniewski’s appointment, a copy of which is furnished herewith as Exhibit 99.1. The information in this Item 7.01 and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 (d)    Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press release dated November 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
Date: December 11, 2019	By:	/s/ Jamey S. Seely
		Name:	Jamey S. Seely
		Title:	Executive Vice President, General Counsel and Corporate Secretary